Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report of Network Communications, Inc. (the “Company”) on Form 10-Q for the three periods ended June 22, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel R. McCarthy, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2008	/s/ Daniel R. McCarthy
Daniel R. McCarthy
Chairman and Chief Executive Officer